Exhibit 99.2

Copyright 2019 CPI Card Group Fourth Quarter and Full Year 2018 Earnings Conference Call March 6, 2019

Copyright 2019 CPI Card Group Safe Harbor Forward-Looking Statements: Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “1933 Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us, and other information currently available. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. We are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated. These risks and uncertainties include, but are not limited to: our substantial indebtedness, including the inability to make debt service payments or refinance such indebtedness; the restrictive terms of our credit facility and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; our limited ability to raise capital in the future; system security risks, data protection breaches and cyber-attacks and possible exposure to litigation and/or regulatory penalties under applicable data privacy and other laws for failure to prevent such incidents; interruptions in our operations, including our IT systems, or in the operations of the third parties that operate the data centers or computing infrastructure on which we rely; our failure to maintain our listing on the NASDAQ Capital Market; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation or infringement, claims that our technology is infringing on the intellectual property of others, and risks related to open source software; defects in our software; problems in production quality and process; our failure to retain our existing customers or identify and attract new customers; a loss of market share or a decline in profitability resulting from competition; our inability to recruit, retain and develop qualified personnel, including key personnel; our inability to sell, exit, reconfigure or consolidate businesses or facilities that no longer meet with our strategy; our inability to develop, introduce and commercialize new products; the effect of legal and regulatory proceedings; developing technologies that make our existing technology solutions and products less relevant or a failure to introduce new products and services in a timely manner; quarterly variation in our operating results; infringement of our intellectual property rights, or claims that our technology is infringing on third-party intellectual property; our inability to realize the full value of our long-lived assets; our failure to operate our business in accordance with the PCI Security Standards Council (“PCI”) security standards or other industry standards such as Payment Card Brand certification standards; costs relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state companies; disruption or delays in our manufacturing operations or supply chain; a decline in U.S. and global market and economic conditions and resulting decreases in consumer and business spending; costs relating to product defects and any related product liability and/or warranty claims; maintenance and further imposition of tariffs and/or trade restrictions on goods imported into the United States; our dependence on licensing arrangements; risks associated with international operations; non-compliance with, and changes in, laws in the United States and in foreign jurisdictions in which we operate and sell our products; risks associated with the controlling stockholders’ ownership of our stock; and other risks that are described in Part I, Item 1A – Risk Factors of our Form 10-K and our other reports filed from time to time with the Securities and Exchange Commission (the “SEC”). Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 13, 2018 and in our forthcoming Annual Report on Form 10-K for the year ended December 31, 2018. CPI Card Group Inc. undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Copyright 2019 CPI Card Group Business Summary Scott Scheirman President and CEO

Copyright 2019 CPI Card Group 4 2018 Highlights * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. Fourth Quarter and Full Year 2018 Highlights from Continuing Operations* • Net sales increased 19% and 14% year-over-year for the fourth quarter and full year 2018, respectively • GAAP Net loss from continuing operations was $7.2 million and $14.8 million for the fourth quarter and full year 2018, respectively, compared with $14.4 million and $23.1 million for the fourth quarter and full year 2017, respectively • Adjusted EBITDA** increased 53% and 17% year-over-year for the fourth quarter and full year 2018, respectively • Solid execution against plan

Copyright 2019 CPI Card Group 2018 Highlights (Continued) 5 • Deep customer focus strengthened existing relationships, drove new business • Believe we gained or retained market share across our U.S. businesses* • Market leading quality and customer service yielded industry awards and new business with both existing and new customers • Making doing business with CPI easier, robust innovation culture, differentiated solutions • Market-competitive business model supported by 2018 strategic changes • Realigned U.S. businesses, optimized footprint, executed efficiency initiatives • Innovation opened new doors • Customer collaboration, industry awards, expansion in new verticals 2018 was a Transformational Year * Source: Smart Payment Association (SPA), ABI Research, Inc., AITE Group, internal analyses

Copyright 2019 CPI Card Group 6 Strategic Priorities Deep Customer Focus Market-Leading Quality Products & Customer Service Market- Competitive Business Model Continuous Innovation

Copyright 2019 CPI Card Group 2019 Strategy: Growth Through Targeted Initiatives 7 Four Strategic Priorities to Foster Growth and Strengthen Our Platform Deep Customer Focus • Strengthen and deepen customer relationships • Deliver value and help our customers thrive Market-Leading Quality Products and Customer Service • Commitment to service and excellence, continually raising the bar on quality • Pursuing initiatives to ensure exceptional service, increased ease of doing business with CPI Market-Competitive Business Model • Driving efficiency and productivity throughout our business • Process improvements, operational automation, technology and equipment advancement Continuous Innovation • Partner with customers to enhance brands, achieve “top of wallet” status • Offer products and solutions to support customers’ initiatives to differentiate

Copyright 2019 CPI Card Group Summary 8 • We remain committed to the vision of being the partner of choice by providing market-leading quality products and customer service with a market competitive business model • We made solid strides getting “fit for growth” in 2018 • We believe we have the right strategies to serve customers well, drive top line performance

Copyright 2019 CPI Card Group Financial Summary John Lowe Chief Financial Officer

Copyright 2019 CPI Card Group 10 * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. • Fourth quarter 2018 • Net sales of $68.5 million, up 19% year over year • Net loss of $7.2 million • Adjusted EBITDA** of $5.1 million, up 53% year over year • Full year 2018 • Net sales of $255.8 million, up 14% year over year • Net loss of $14.8 million • Adjusted EBITDA** of $27.1 million, up 17% year over year Financial Results Fourth Quarter and Full Year 2018*

Copyright 2019 CPI Card Group 11 * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. • Fourth quarter 2018 • Net sales of $49.6 million, up 24% year over year • Income from operations of $6.8 million • EBITDA** of $9.4 million, up 36% year over year, excluding Q4 2017 impairments** • Full year 2018 • Net sales of $178.6 million, up 10% year over year • Income from operations of $22.4 million • EBITDA** of $34.2 million, up 19% year over year, excluding Q4 2017 impairments** Financial Results Fourth Quarter and Full Year 2018 U.S. Debit and Credit Segment Review*

Copyright 2019 CPI Card Group 12 * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. • Fourth quarter 2018 • Net sales of $17.1 million, up 6% year over year • Income from operations of $5.0 million • EBITDA** of $5.4 million, down 3% year over year • Full year 2018 • Net sales of $69.2 million, up 21% year over year • Income from operations of $21.9 million • EBITDA** of $23.8 million, up 26% year over year Financial Results Fourth Quarter and Full Year 2018 U.S. Prepaid Debit Segment Review*

Copyright 2019 CPI Card Group Financial Results 13 Operating and Free Cash Flow * See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. ** Note numbers may not foot due to rounding. $6.6 $8.3 -$3.8 $1.4 Q4 2017 Q4 2018 FY 2017 FY 2018 Free Cash Flow* **

Copyright 2019 CPI Card Group Financial Results 14 Debt and Liquidity • Revolver Borrowing Availability of $20 million • Term Loan matures August 2022; Revolver matures August 2020 * See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. ** Equal to cash and cash equivalents at the end of the period plus $20 million available under CPI’s revolving credit facility. Available borrowings under CPI’s revolving credit facility limited to $20 million above 7.0x Net Debt Leverage Ratio divided by LTM Adjusted EBITDA – continuing operations.

Copyright 2019 CPI Card Group The Market 15 U.S. Market Conditions* • We expect U.S. industry card manufacturing volume to grow in 2019, driven by dual-interface conversions and EMV® reissuance • We expect dual-interface to grow gradually as a proportion of the U.S. market • We expect small and medium issuer card personalization and fulfillment to be relatively flat as these issuers tend to lag the larger market * Source: Smart Payment Association (SPA), Payment Networks Earnings Releases, internal analyses EMV® is a registered trademark or trademark of EMVCo LLC in the United States and other countries.

Copyright 2019 CPI Card Group Appendix

Copyright 2019 CPI Card Group Financial Results 17 Fourth Quarter and Full Year 2018* N/M Not Meaningful * Financial results included in this presentation for all periods reflect continuing operations. The sale of CPI U.K., which had historically been reported in the U.K. Limited segment, has been accounted for as a discontinued operation and comparative financial information has been restated. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures.

Copyright 2019 CPI Card Group Non-GAAP Measures 18 Non-GAAP Financial Information In addition to financial results reported in accordance with U.S. generally accepted accounting principles (GAAP), we have provided the following non-GAAP financial measures in this presentation, all on a continuing operations basis: Adjusted Net (Loss) Income, Adjusted Diluted (Loss) Earnings per Share, EBITDA, Adjusted EBITDA, and Free Cash Flow. Adjusted Net (Loss) Income and Adjusted Diluted (Loss) Earnings per Share exclude the impact of amortization of intangible assets; litigation and related charges incurred in connection with certain patent and shareholder litigation; stock-based compensation expense; restructuring and other charges and other non-operational, non-cash or non- recurring items, net of their income tax impact. Beginning in 2018, a 21% tax rate is used to calculate adjusted net income (loss) and adjusted diluted earnings (loss) per share. EBITDA represents earnings before interest, taxes, depreciation and amortization all on a continuing operations basis. Adjusted EBITDA is defined as EBITDA, adjusted for litigation and related charges incurred in connection with certain patent and shareholder litigation; stock-based compensation expense; restructuring and other charges; foreign currency gain or loss; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations, as set forth in the reconciliation. EBITDA, Adjusted EBITDA and Adjusted Net (Loss) Income should not be considered an alternative to net loss or loss before income taxes, cash flows from operating activities, or any other measure of financial performance calculated in accordance with GAAP, as those items are used to measure operating performance, liquidity or the ability to service debt obligations. The Company believes EBITDA, Adjusted EBITDA and Adjusted Net (Loss) Income present a transparent view of our recurring operating performance and allow management to readily view operating trends, perform analytical comparisons, and identify strategies to improve operating performance. Management also believes these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. EBITDA, Adjusted EBITDA and Adjusted Net (Loss) Income, as CPI defines them, may not be comparable to EBITDA, Adjusted EBITDA and Adjusted Net (Loss) Income or similarly titled measures used by other entities. We define Free Cash Flow as cash flow from operations less capital expenditures. We use this metric in analyzing our ability to service and repay our debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt. Further, management and various investors use the ratio of total debt plus capital lease obligations less cash to last twelve months (LTM) Adjusted EBITDA, or “Net Debt Leverage Ratio,” as a measure of our financial strength and ability to incur incremental indebtedness when making key investment decisions and evaluating us against peers. Available liquidity is considered ending cash plus undrawn available revolver. Weighted average effective interest rate is computed as interest expense divided by debt of $312.5 million multiplied by four. Net Debt is computed as our outstanding principal amount of long-term debt less available cash. Additionally, the Company provided a reconciliation of US Debit and Credit segment EBITDA excluding impairments, for the comparable periods as presented within. This is presented to reflect EBITDA without the effects of impairment charges, and the resulting EBITDA margin percentage, and EBITDA growth rate year over year. This measurement is meaningful to show EBITDA without impairment charges to better reflect comparability between periods. This EBITDA metric without impairment charges has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for, analysis of our results as reported under GAAP. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included herein. Additional information relating to certain financial measures, including our Non-GAAP financial measures, is available in our most recent earnings release and on our website at http://investor.cpicardgroup.com

Copyright 2019 CPI Card Group Non-GAAP 19 Reconciliation (1) (2) (1) Represents net legal costs incurred in connection with certain patent and shareholder litigation. (2) Represents primarily employee and lease termination costs incurred in connection with the decision to consolidate three personalization operations in the United States to two facilities, and employee termination costs incurred in the fourth quarter of 2018 in connection with the sale of our Canadian operations.. (1) (2)

Copyright 2019 CPI Card Group Non-GAAP 20 Reconciliation Share and per share amounts reflect the one-for-five reverse stock split for all periods presented

Copyright 2019 CPI Card Group Non-GAAP 21 Reconciliation